EXHIBIT 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur O. Whipple certify that:

1.	I have reviewed this annual report on Form 10-K/A of PLX Technology, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Arthur O. Whipple
Dated: April 29, 2014
Arthur O. Whipple
Chief Financial Officer
(Principal Accounting Officer)